Exhibit 10.9

ASSERTIO THERAPEUTICS, INC.
NOTICE OF RESTRICTED STOCK UNIT GRANT AND
AWARD AGREEMENT
(Inducement Award)
This Award (as defined below) is an inducement material to the Participant’s entry into employment within the meaning of Nasdaq Listing Rule 5635(c)(4). This Award is granted outside of the Assertio Therapeutics, Inc. Amended and Restated 2014 Omnibus Incentive Plan, as amended (the “Plan”), however, the Award will be subject to terms and conditions substantially identical to the terms and conditions set forth in the Plan as if the Award were granted under the Plan, and the terms and conditions of the Plan applicable to an award of restricted stock units granted under the Plan are incorporated herein by this reference. As such, unless otherwise defined herein, the terms defined in the Plan will have the same defined meanings in this Notice of Restricted Stock Unit Grant and Award Agreement (the “Award Agreement”).
[Awardee Name Address]
NOTICE OF GRANT
We are very pleased to notify you that, in connection with the commencement of your employment with Assertio Therapeutics, Inc. (the “Company”), you have been granted the right to receive an Award of Restricted Stock Units, subject to the terms and conditions of the Plan and this Award Agreement, as follows:
Grant Number: [________]
Date of Grant: [________]
Vesting Commencement Date: [________]
Number of Restricted Stock Units: [________]
Vesting Schedule: [________]
The Restricted Stock Unit and Awardee’s right to acquire any shares of Common Stock (“Shares”) hereunder will immediately terminate upon Termination (as defined below) of Awardee.
By Awardee’s acceptance of this Award, Awardee and the Company agree that this Award is granted under and governed by the terms and conditions of the Plan applicable to this Award and this Award Agreement, including the Terms and Conditions of Restricted Stock Unit Grant, attached hereto as Exhibit A, all of which are made a part of this document. Awardee has reviewed the Plan and this Award Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Award Agreement and fully understands all provisions of the Plan applicable to this Award and this Award Agreement. Awardee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Committee upon any questions relating to the Plan or this Award Agreement. Awardee further agrees to notify the Company upon any change in the residence address indicated above.

EXHIBIT A
TERMS AND CONDITIONS OF RESTRICTED STOCK UNIT GRANT
1.    Grant. The Company hereby grants to the individual named in the Notice of Grant section of this Award Agreement (the “Awardee”) an Award of Restricted Stock Units, subject to all of the terms and conditions in this Award Agreement. This Award is an inducement material to the Participant’s entry into employment within the meaning of Nasdaq Listing Rule 5635(c)(4). This Award is granted outside of the Plan, however, the Award will be subject to terms and conditions substantially identical to the terms and conditions set forth in the Plan as if the Award were granted under the Plan, and the terms and conditions of the Plan applicable to an award of restricted stock units granted under the Plan are incorporated herein by this reference. A copy of the Plan is available at www.etrade.com, and is available on request from the Company’s Human Resources Department. Capitalized terms used and not defined in this Award Agreement will have the meaning set forth in the Plan.
2.    Company’s Obligation to Pay. Subject to deferral under Section 5, each Restricted Stock Unit represents the right to receive a Share on the date it vests. Unless and until the Award will have vested in the manner set forth in Section 4, Awardee will have no right to payment of any such Restricted Stock Units. Prior to actual payment of any vested Restricted Stock Units, the Award will represent an unsecured obligation of the Company, payable (if at all) only from the general assets of the Company. Any Restricted Stock Units that vest in accordance with Section 4 will be paid to Awardee (or in the event of Awardee’s death, to his or her estate) in whole Shares, subject to Awardee satisfying any applicable tax withholding obligations. Subject to the provisions of Section 5 and Section 6, such vested Restricted Stock Units will be paid in Shares as soon as practicable after vesting, but in each such case within the period ending no later than the date that is two and one-half (2-1/2) months from the end of the Company’s tax year that includes the vesting date. Notwithstanding the foregoing, the Committee may, in its sole and absolute discretion, settle all or a portion of the vested Restricted Stock Units in cash based on the Fair Market Value of a Share on the vesting date.
3.    Dividend Equivalents. Dividend equivalents payable on the Award, if any, will be accrued on behalf of the Awardee at the time that cash dividends are otherwise paid to owners of Shares. Interest will be credited on accrued dividend equivalent balances and will vest and will be paid to the Awardee with the distribution of the shares following the vesting date pursuant to Section 2.
4.    Vesting Schedule. Except as provided in Section 5, and subject to Section 6, the Award will vest in accordance with the vesting provisions set forth in the Notice of Grant section of this Award Agreement. Restricted Stock Units scheduled to vest on a certain date or upon the occurrence of a certain condition will not vest in Awardee in accordance with any of the provisions of this Award Agreement if Awardee has been Terminated prior to the date such vesting occurs.
5.    Committee Discretion. Notwithstanding anything in this Award Agreement to the contrary, if the vesting of the balance, or some lesser portion of the balance, of the Restricted Stock Units is accelerated in connection with Awardee’s Termination (provided that such Termination is a “separation from service” within the meaning of Section 409A, as determined by the Company), other than due to death, and if (x) Awardee is a “specified employee” within the meaning of Section 409A at the time of such Termination and (y) the payment of such accelerated Restricted Stock Units will result in the imposition of additional tax under Section 409A if paid to Awardee on or within the six (6) month period following Awardee’s Termination, then the payment of such accelerated Restricted Stock Units will not be made until the date six (6) months and one (1) day following the date of Awardee’s Termination, unless the Awardee dies following his or her Termination, in which case, the Restricted Stock Units will be paid in Shares to the Awardee’s estate as soon as practicable following his or her death. It is the intent of this Award Agreement to comply with or be exempt from the requirements of Section 409A so that none of the Restricted Stock Units provided under this Award Agreement or Shares issuable thereunder will be subject to the additional tax imposed under Section 409A, and any ambiguities herein will be interpreted to so comply. For purposes of this Award Agreement, “Section 409A” means Section 409A of the Code, and any proposed, temporary or final Treasury Regulations and Internal Revenue Service guidance thereunder, as each may be amended from time to time.
6.    Election to Defer Distribution. If the distribution is subject to U.S. tax law, an eligible Awardee may be allowed to elect to defer the distribution of some or all of the Shares earned under the Award. Such election shall be in accordance with rules established by the Committee and in general must be received in writing by the Company no later than the date specified by the Committee in connection with the establishment of procedures for deferral. The deferral, if elected, will result in the transfer of the Restricted Stock Units into the Company’s deferred compensation plan in effect, and applicable to the Awardee at the time the Restricted Stock Units would have otherwise been distributed. The applicable Company deferred compensation plan rules will govern the administration of this Award beginning on the date the Restricted Stock Units are credited to the applicable deferred compensation plan.
7.    Forfeiture upon Termination. Notwithstanding any contrary provision of this Award Agreement, the portion of the Award that has not vested as of the time of Awardee’s Termination for any or no reason and Awardee’s right to acquire any Shares hereunder will immediately terminate. For purposes of this Award Agreement, “Termination” means that the Awardee has ceased to be, with or without any cause or for any reason, an Employee, Director or Consultant. However, unless so determined by the Committee, “Termination” shall not include a change in status from an Employee, Consultant or Director to another such status. An event that causes an affiliate to cease being an affiliate shall be treated as the “Termination” of that affiliate’s Employees, Directors and Consultants.
8.    Withholding of Taxes. Notwithstanding any contrary provision of this Award Agreement, no certificate representing the Shares will be issued to Awardee, unless and until satisfactory arrangements (as determined by the Committee) will have been made by Awardee with respect to the payment of income, employment and other taxes which the Company determines must be withheld with respect to such Shares. The Committee, in its sole discretion and pursuant to such procedures as it may specify from time to time, may permit Awardee to satisfy such tax withholding obligation, in whole or in part (without limitation) by (a) paying cash, (b) electing to have the Company withhold otherwise deliverable Shares having a Fair Market Value equal to the minimum amount required to be withheld, (c) delivering to the Company already vested and owned Shares having a Fair Market Value equal to the amount required to be withheld, or (d) selling a sufficient number of such Shares otherwise deliverable to Awardee through such means as the Company may determine in its sole discretion (whether through a broker or otherwise) equal to the amount required to be withheld. To the extent determined appropriate by the Company in its discretion, it will have the right (but not the obligation) to satisfy any tax withholding obligations by reducing the number of Shares otherwise deliverable to Awardee; provided, however, that such reduction shall be the sole method of satisfying tax withholding obligations for any Awardee who is subject to Section 16 of the Exchange Act. If Awardee fails to make satisfactory arrangements for the payment of any required tax withholding obligations hereunder at the time any applicable Restricted Stock Units otherwise are scheduled to vest, Awardee will permanently forfeit such Restricted Stock Units and any right to receive Shares thereunder and the Restricted Stock Units will be returned to the Company at no cost to the Company.
9.    Rights as Shareholder. Neither Awardee nor any person claiming under or through Awardee will have any of the rights or privileges of a shareholder of the Company in respect of any Shares deliverable hereunder unless and until certificates representing such Shares will have been issued, recorded on the records of the Company or its transfer agents or registrars, and delivered to Awardee. After such issuance, recordation and delivery, Awardee will have all the rights of a shareholder of the Company with respect to voting such Shares and receipt of dividends and distributions on such Shares.
10.    No Guarantee of Continued Service. AWARDEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF THE RESTRICTED STOCK UNITS PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING AS AN EMPLOYEE, DIRECTOR OR CONSULTANT AT THE WILL OF THE COMPANY (OR THE PARENT OR SUBSIDIARY EMPLOYING OR RETAINING AWARDEE) AND NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS AWARD OF RESTRICTED STOCK UNITS OR ACQUIRING SHARES HEREUNDER. AWARDEE FURTHER ACKNOWLEDGES AND AGREES THAT THIS AWARD AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS AN EMPLOYEE, DIRECTOR OR CONSULTANT FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND WILL NOT INTERFERE IN ANY WAY WITH AWARDEE’S RIGHT OR THE RIGHT OF THE COMPANY (OR THE PARENT OR SUBSIDIARY EMPLOYING OR RETAINING AWARDEE) TO TERMINATE AWARDEE’S RELATIONSHIP AS AN EMPLOYEE, DIRECTOR OR CONSULTANT AT ANY TIME, WITH OR WITHOUT CAUSE.
11.    Binding Agreement. Subject to the limitation on the transferability of this grant contained herein, this Award Agreement will be binding upon and inure to the benefit of the heirs, legatees, legal representatives, successors and assigns of the parties hereto.
12.    Additional Conditions to Issuance of Shares. If at any time the Company will determine, in its discretion, that the listing, registration or qualification of the Shares upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory authority is necessary or desirable as a condition to the issuance of Shares to Awardee (or his or her estate), such issuance will not occur unless and until such listing, registration, qualification, consent or approval will have been effected or obtained free of any conditions not acceptable to the Company. Where the Company determines that the delivery of the payment of any Shares will violate federal securities laws or other applicable laws, the Company will defer delivery until the earliest date at which the Company reasonably anticipates that the delivery of Shares will no longer cause such violation. The Company will make all reasonable efforts to meet the requirements of any such state or federal law or securities exchange and to obtain any such consent or approval of any such governmental authority.
13.    Plan Governs. This Award Agreement is subject to terms and provisions substantially identical to the terms and provisions of the Plan applicable to similar awards granted under the Plan.
14.    Committee Authority. The Committee will have the power to interpret the Plan (as applicable to this Award) and this Award Agreement and to adopt such rules for the administration, interpretation and application of the Plan to this Award as are consistent therewith and to interpret or revoke any such rules (including, but not limited to, the determination of whether or not any Restricted Stock Units have vested). All actions taken and all interpretations and determinations made by the Committee in good faith will be final and binding upon Awardee, the Company and all other interested persons. No member of the Committee will be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or this Award Agreement.
15.    Electronic Delivery. The Company may, in its sole discretion, decide to deliver any documents related to this Award by electronic means or request Awardee’s consent to participate in this Award by electronic means. Awardee hereby consents to receive such documents by electronic delivery and agrees to participate in this Award through any on-line or electronic system established and maintained by the Company or another third party designated by the Company.
16.    Captions. Captions provided herein are for convenience only and are not to serve as a basis for interpretation or construction of this Award Agreement.
17.    Agreement Severable. In the event that any provision in this Award Agreement will be held invalid or unenforceable, such provision will be severable from, and such invalidity or unenforceability will not be construed to have any effect on, the remaining provisions of this Award Agreement.
18.    Modifications to the Agreement. Awardee expressly warrants that he or she is not accepting this Award Agreement in reliance on any promises, representations, or inducements other than those contained herein. Modifications to this Award Agreement or the Plan as applied to this Award can be made only in an express written contract executed by a duly authorized officer of the Company. Notwithstanding anything to the contrary in the Plan or this Award Agreement, the Company reserves the right to revise this Award Agreement as it deems necessary or advisable, in its sole discretion and without the consent of Awardee, to comply with Section 409A or to otherwise avoid imposition of any additional tax or income recognition under Section 409A in connection to this Award of Restricted Stock Units.
19.    Acknowledgment. By accepting this Award, Awardee expressly warrants that he or she has received, read and understood a description of the Plan as applied to this Award.

ASSERTIO THERAPEUTICS, INC.
NOTICE OF PERFORMANCE-BASED RESTRICTED STOCK UNIT GRANT AND AWARD AGREEMENT
(Inducement Award)
This Award (as defined below) is an inducement material to the Participant’s entry into employment within the meaning of Nasdaq Listing Rule 5635(c)(4). This Award is granted outside of the Assertio Therapeutics, Inc. Amended and Restated 2014 Omnibus Incentive Plan, as amended (the “Plan”), however, the Award will be subject to terms and conditions substantially identical to the terms and conditions set forth in the Plan as if the Award were granted under the Plan, and the terms and conditions of the Plan applicable to an award of performance-based restricted stock units granted under the Plan are incorporated herein by this reference. As such, unless otherwise defined herein, the terms defined in the Plan will have the same defined meanings in this Notice of Performance-Based Restricted Stock Unit Grant and Award Agreement (the “Award Agreement”).
[Awardee Name Address]
NOTICE OF GRANT
We are very pleased to notify you that, in connection with the commencement of your employment with Assertio Therapeutics, Inc. (the “Company”), you have been granted the right to receive an Award of Performance-Based Restricted Stock Units, subject to the terms and conditions of the Plan applicable to this Award and this Award Agreement, as follows:
Grant Number: [______]
Date of Grant: [______]
Vesting Commencement Date: [______]
Target Number of PSUs: [______]
Maximum Number of PSUs: [______]
Performance Period: February 6, 2018 to February 5, 2021
Settlement Date: March 15, 2021 (or such earlier date on which the Committee certifies the level of achievement of the performance goals set forth below with respect to calendar year 2020).
Vesting:
For one-third of the Target Number of PSUs (the “Tranche 1 PSUs”), a percentage (not to exceed 200%) of the Tranche 1 PSUs (determined on a cumulative basis) are eligible to vest as set forth in the table below based on the Company’s percentile rank of TSR (as defined below) against the Russell 3000 Pharmaceuticals Industry (Total Return) Index over the first 12, 24 and 36 months of the Performance Period (each such corresponding February 5, a “Measurement Date”); provided, however, that no more than 100% of the Tranche I PSUs shall be eligible to vest with respect to performance through the first Measurement Date or second Measurement Date. For the avoidance of doubt, if any portion of the Tranche 1 PSUs vest based upon performance through the first Measurement Date or second Measurement Date, the number of Tranche 1 PSUs that vest based upon performance through any subsequent Measurement Date shall be determined pursuant to the table below taking into account that percentage of the Tranche 1 PSUs that vested based upon performance through a preceding Measurement Date such that over the full Performance Period no more than 200% of the Trance 1 PSUs shall become vested.
For an additional one-third of the Target Number of PSUs (the “Tranche 2 PSUs”), a percentage (not to exceed 200%) of the Tranche 2 PSUs (determined on a cumulative basis) are eligible to vest as set forth in the table below based on the Company’s percentile rank of TSR (as defined below) against the Russell 3000 Pharmaceuticals Industry (Total Return) Index over the first 24 and 36 months of the Performance Period; provided, however, that no more than 100% of the Tranche 2 PSUs shall be eligible to vest with respect to performance through the second Measurement Date. For the avoidance of doubt, if any portion of the Tranche 2 PSUs vest based upon performance through the second Measurement Date, the number of Tranche 2 PSUs that vest based upon performance through the third Measurement Date shall be determined pursuant to the table below taking into account that percentage of the Tranche 2 PSUs that vested based upon performance through the second Measurement Date such that over the full Performance Period no more than 200% of the Trance 2 PSUs shall become vested.
For the final one-third of the Target Number of PSUs (the “Tranche 3 PSUs” and collectively with the Tranche 1 PSUs and Tranche 2 PSUs, the “PSUs”), a percentage (not to exceed 200%) of the Tranche 3 PSUs (determined on a cumulative basis) are eligible to vest as set forth in the table below based on the Company’s percentile rank of TSR (as defined below) against the Russell 3000 Pharmaceuticals Industry (Total Return) Index over the full Performance Period.
No portion of the Award shall vest with respect to performance through any Measurement Date until the date that the Committee certifies the level of performance achieved, which certification shall occur promptly and no later than March 15 following the Measurement Date (the date of such certification, the “Vesting Date”). Notwithstanding anything herein to the contrary, the vested portion of the PSUs, including any portion that vests with respect to performance through the first Measurement Date or second Measurement Date, will not be settled by the issuance of Shares until the earlier of the Settlement Date set forth above and the date of the Awardee’s Termination (as defined below).

Award Based Upon Relative TSR
Relative TSR Percentile	Cumulative Vested %
90th or greater	200%
75th	150%
50th	100%
25th	50%
Below 25th	0%
For purposes of this Award Agreement, “Total Shareholder Return” or “TSR” means, with respect to (a) the Company or (b) any member of the Russell 3000 Pharmaceuticals Industry (Total Return) Index, the quotient of the Ending Average Share Value over the Beginning Average Share Price for the applicable entity, expressed as a percentage return; provided, however, that TSR for a member of the Index that becomes subject to bankruptcy, liquidation or dissolution (other than as part of a merger or similar acquisition) will be negative one hundred percent (-100%). “Beginning Average Share Price” means the average closing price of either (a) the shares of Common Stock or (b) the stock of a member of the Index, as applicable, in any such case over the ten (10) trading day period ending on the day immediately preceding the first date of the Performance Period. “Ending Average Share Value” means the sum of (a) the average closing price of either (i) the shares of Common Stock or (ii) the stock of a member of the Index, as applicable, in any such case over the ten (10) trading day period ending on the applicable Measurement Date plus (b) the sum of all dividends paid on (x) a share of Common Stock or (y) a share of stock of a member of the Index, as applicable, in any such case during the applicable portion of the Performance Period (assuming such dividends are reinvested in shares); provided, however, that in the event of a Change of Control prior to any Measurement Date, the “Ending Average Share Value” for purposes of the Company shall equal the sum of (I) the price per share of the Company’s common stock to be paid to the holders thereof in accordance with the definitive agreement governing the transaction constituting the Change of Control (or, in the absence of such agreement, the closing price per share for the last trading day prior to the consummation of the Change of Control) and (II) the sum of all dividends paid on a share during the applicable portion of the Performance Period (assuming such dividends are reinvested in Shares), but in no event shall result in the vesting of less than 100% of the target number of PSUs (taking into account the portion of the award that vested, if any, prior to the Change of Control).
The Award and Awardee’s right to acquire any shares of Common Stock (“Shares”) hereunder will immediately terminate upon Termination (as defined below) of Awardee.
By Awardee’s acceptance of this Award, Awardee and the Company agree that this Award is granted under and governed by the terms and conditions of the Plan applicable to this Award and this Award Agreement, including the Terms and Conditions of Performance-Based Restricted Stock Unit Grant, attached hereto as Exhibit A, all of which are made a part of this document. Awardee has reviewed the Plan and this Award Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Award Agreement and fully understands all provisions of the Plan applicable to this Award and this Award Agreement. Awardee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Committee upon any questions relating to the Plan or this Award Agreement. Awardee further agrees to notify the Company upon any change in the residence address indicated above.

EXHIBIT A
TERMS AND CONDITIONS OF PERFORMANCE-BASED RESTRICTED STOCK UNIT GRANT
1.    Grant. The Company hereby grants to the individual named in the Notice of Grant section of this Award Agreement (the “Awardee”) an Award of Performance-Based Restricted Stock Units, subject to all of the terms and conditions in this Award Agreement. This Award is an inducement material to the Participant’s entry into employment within the meaning of Nasdaq Listing Rule 5635(c)(4). This Award is granted outside of the Plan, however, the Award will be subject to terms and conditions substantially identical to the terms and conditions set forth in the Plan as if the Award were granted under the Plan, and the terms and conditions of the Plan applicable to an award of performance-based restricted stock units granted under the Plan are incorporated herein by this reference. A copy of the Plan is available at www.etrade.com, and is available on request from the Company’s Human Resources Department. Capitalized terms used and not defined in this Award Agreement will have the meaning set forth in the Plan.
2.    Company’s Obligation to Pay. Subject to deferral under Section 5, each PSU represents the right to receive a Share on the Settlement Date set forth in the Notice of Grant section of this Award Agreement. Unless and until the Award will have vested in the manner set forth in Section 4, Awardee will have no right to payment of any such PSUs. Prior to actual payment of any vested PSUs, the Award will represent an unsecured obligation of the Company, payable (if at all) only from the general assets of the Company. Any PSUs that vest in accordance with Section 4 will be paid to Awardee (or in the event of Awardee’s death, to his or her estate) in whole Shares, subject to Awardee satisfying any applicable tax withholding obligations. Subject to the provisions of Section 5 and Section 6, such vested PSUs will be paid in Shares on the Settlement Date, or, if earlier, the date of the Awardee’s Termination (as defined below). Notwithstanding the foregoing, the Committee may, in its sole and absolute discretion, settle all or a portion of the vested PSUs in cash based on the Fair Market Value of a Share on the Settlement Date.
3.    Dividend Equivalents. Dividend equivalents payable on the Award, if any, will be accrued on behalf of the Awardee at the time that cash dividends are otherwise paid to owners of Shares. Interest will be credited on accrued dividend equivalent balances and will vest and will be paid to the Awardee with the distribution of the shares following the Vesting Date pursuant to Section 2.
4.    Vesting Schedule. Except as provided in Section 5, and subject to Section 6, the Award will vest in accordance with the vesting provisions set forth in the Notice of Grant section of this Award Agreement. PSUs scheduled to vest on a certain date or upon the occurrence of a certain condition will not vest in Awardee in accordance with any of the provisions of this Award Agreement if Awardee has been Terminated prior to the date such vesting occurs.
5.    Committee Discretion. Notwithstanding anything in this Award Agreement to the contrary, if the vesting of the balance, or some lesser portion of the balance, of the PSUs is accelerated in connection with Awardee’s Termination (provided that such Termination is a “separation from service” within the meaning of Section 409A, as determined by the Company), other than due to death, and if (x) Awardee is a “specified employee” within the meaning of Section 409A at the time of such Termination and (y) the payment of such accelerated PSUs will result in the imposition of additional tax under Section 409A if paid to Awardee on or within the six (6) month period following Awardee’s Termination, then the payment of such accelerated PSUs will not be made until the date six (6) months and one (1) day following the date of Awardee’s Termination, unless the Awardee dies following his or her Termination, in which case, the PSUs will be paid in Shares to the Awardee’s estate as soon as practicable following his or her death. It is the intent of this Award Agreement to comply with or be exempt from the requirements of Section 409A so that none of the PSUs provided under this Award Agreement or Shares issuable thereunder will be subject to the additional tax imposed under Section 409A, and any ambiguities herein will be interpreted to so comply. For purposes of this Award Agreement, “Section 409A” means Section 409A of the Code, and any proposed, temporary or final Treasury Regulations and Internal Revenue Service guidance thereunder, as each may be amended from time to time.
6.    Election to Defer Distribution. If the distribution is subject to U.S. tax law, an eligible Awardee may be allowed to elect to defer the distribution of some or all of the Shares earned under the Award. Such election shall be in accordance with rules established by the Committee and in general must be received in writing by the Company no later than the date specified by the Committee in connection with the establishment of procedures for deferral. The deferral, if elected, will result in the transfer of the PSUs into the Company’s deferred compensation plan in effect, and applicable to the Awardee at the time the PSUs would have otherwise been distributed. The applicable Company deferred compensation plan rules will govern the administration of this Award beginning on the date the PSUs are credited to the applicable deferred compensation plan.
7.    Forfeiture upon Termination. Notwithstanding any contrary provision of this Award Agreement, the balance of the Award that has not vested based upon performance through the end of the Performance Period set forth in the Notice of Grant or as of the time of Awardee’s Termination for any or no reason and Awardee’s right to acquire any Shares hereunder will immediately terminate. For purposes of this Award Agreement, “Termination” means that the Awardee has ceased to be, with or without any cause or for any reason, an Employee, Director or Consultant. However, unless so determined by the Committee, “Termination” shall not include a change in status from an Employee, Consultant or Director to another such status. An event that causes an affiliate to cease being an affiliate shall be treated as the “Termination” of that affiliate’s Employees, Directors and Consultants.
8.    Withholding of Taxes. Notwithstanding any contrary provision of this Award Agreement, no certificate representing the Shares will be issued to Awardee, unless and until satisfactory arrangements (as determined by the Committee) will have been made by Awardee with respect to the payment of income, employment and other taxes which the Company determines must be withheld with respect to such Shares. The Committee, in its sole discretion and pursuant to such procedures as it may specify from time to time, may permit Awardee to satisfy such tax withholding obligation, in whole or in part (without limitation) by (a) paying cash, (b) electing to have the Company withhold otherwise deliverable Shares having a Fair Market Value equal to the minimum amount required to be withheld, (c) delivering to the Company already vested and owned Shares having a Fair Market Value equal to the amount required to be withheld, or (d) selling a sufficient number of such Shares otherwise deliverable to Awardee through such means as the Company may determine in its sole discretion (whether through a broker or otherwise) equal to the amount required to be withheld. To the extent determined appropriate by the Company in its discretion, it will have the right (but not the obligation) to satisfy any tax withholding obligations by reducing the number of Shares otherwise deliverable to Awardee; provided, however, that such reduction shall be the sole method of satisfying tax withholding obligations for any Awardee who is subject to Section 16 of the Exchange Act. If Awardee fails to make satisfactory arrangements for the payment of any required tax withholding obligations hereunder at the time any applicable PSUs otherwise are scheduled to vest, Awardee will permanently forfeit such PSUs and any right to receive Shares thereunder and the PSUs will be returned to the Company at no cost to the Company.
9.    Rights as Shareholder. Neither Awardee nor any person claiming under or through Awardee will have any of the rights or privileges of a shareholder of the Company in respect of any Shares deliverable hereunder unless and until certificates representing such Shares will have been issued, recorded on the records of the Company or its transfer agents or registrars, and delivered to Awardee. After such issuance, recordation and delivery, Awardee will have all the rights of a shareholder of the Company with respect to voting such Shares and receipt of dividends and distributions on such Shares.
10.    No Guarantee of Continued Service. AWARDEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF THE PSUS PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING AS AN EMPLOYEE, DIRECTOR OR CONSULTANT AT THE WILL OF THE COMPANY (OR THE PARENT OR SUBSIDIARY EMPLOYING OR RETAINING AWARDEE) AND NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS AWARD OF PSUS OR ACQUIRING SHARES HEREUNDER. AWARDEE FURTHER ACKNOWLEDGES AND AGREES THAT THIS AWARD AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS AN EMPLOYEE, DIRECTOR OR CONSULTANT FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND WILL NOT INTERFERE IN ANY WAY WITH AWARDEE’S RIGHT OR THE RIGHT OF THE COMPANY (OR THE PARENT OR SUBSIDIARY EMPLOYING OR RETAINING AWARDEE) TO TERMINATE AWARDEE’S RELATIONSHIP AS AN EMPLOYEE, DIRECTOR OR CONSULTANT AT ANY TIME, WITH OR WITHOUT CAUSE.
11.    Binding Agreement. Subject to the limitation on the transferability of this grant contained herein, this Award Agreement will be binding upon and inure to the benefit of the heirs, legatees, legal representatives, successors and assigns of the parties hereto.
12.    Additional Conditions to Issuance of Shares. If at any time the Company will determine, in its discretion, that the listing, registration or qualification of the Shares upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory authority is necessary or desirable as a condition to the issuance of Shares to Awardee (or his or her estate), such issuance will not occur unless and until such listing, registration, qualification, consent or approval will have been effected or obtained free of any conditions not acceptable to the Company. Where the Company determines that the delivery of the payment of any Shares will violate federal securities laws or other applicable laws, the

Company will defer delivery until the earliest date at which the Company reasonably anticipates that the delivery of Shares will no longer cause such violation. The Company will make all reasonable efforts to meet the requirements of any such state or federal law or securities exchange and to obtain any such consent or approval of any such governmental authority.
13.    Plan Governs. This Award Agreement is subject to terms and provisions substantially identical to the terms and provisions of the Plan applicable to similar awards granted under the Plan.
14.    Committee Authority. The Committee will have the power to interpret the Plan (as applicable to this Award) and this Award Agreement and to adopt such rules for the administration, interpretation and application of the Plan to this Award as are consistent therewith and to interpret or revoke any such rules (including, but not limited to, the determination of whether or not any PSUs have vested). All actions taken and all interpretations and determinations made by the Committee in good faith will be final and binding upon Awardee, the Company and all other interested persons. No member of the Committee will be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or this Award Agreement.
15.    Electronic Delivery. The Company may, in its sole discretion, decide to deliver any documents related to this Award by electronic means or request Awardee’s consent to participate in this Award by electronic means. Awardee hereby consents to receive such documents by electronic delivery and agrees to participate in this Award through any on line or electronic system established and maintained by the Company or another third party designated by the Company.
16.    Captions. Captions provided herein are for convenience only and are not to serve as a basis for interpretation or construction of this Award Agreement.
17.    Agreement Severable. In the event that any provision in this Award Agreement will be held invalid or unenforceable, such provision will be severable from, and such invalidity or unenforceability will not be construed to have any effect on, the remaining provisions of this Award Agreement.
18.    Modifications to the Agreement. Awardee expressly warrants that he or she is not accepting this Award Agreement in reliance on any promises, representations, or inducements other than those contained herein. Modifications to this Award Agreement or the Plan as applied to this Award can be made only in an express written contract executed by a duly authorized officer of the Company. Notwithstanding anything to the contrary in the Plan or this Award Agreement, the Company reserves the right to revise this Award Agreement as it deems necessary or advisable, in its sole discretion and without the consent of Awardee, to comply with Section 409A or to otherwise avoid imposition of any additional tax or income recognition under Section 409A in connection to this Award of PSUs.
19.    Acknowledgment. By accepting this Award, Awardee expressly warrants that he or she has received, read and understood a description of the Plan as applied to this Award.